UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4630

John Hancock Investment Trust III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Greater China Opportunities Fund

Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Greater China Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
23	Notes to financial statements
30	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following indexes: China, Hong Kong, and Taiwan.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Stocks surged despite China's economic challenges

China region stocks were supported by economic stimulus measures enacted by China's government and by the accommodative monetary policies of the nation's central bank.

Fund trailed its benchmark and peer group

The fund posted a strong absolute return, but underperformed relative to its benchmark and the average of its peer group.

Positions in select stocks aided performance

Overall, the fund's positions in the healthcare and utilities sectors detracted from performance, while most positions in industrials and consumer staples aided relative results.

SECTOR COMPOSITION AS OF 4/30/15 (%)

A note about risks

Foreign investing has additional risks, such as currency and market volatility and political and social instability. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization, or expropriation of assets. The fund may invest in IPOs, which are frequently volatile in price and may lead to increased portfolio turnover. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The fund is non-diversified and may invest its assets in a small number of issuers. Performance could suffer significantly from adverse events affecting these issuers. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Kai-Kong Chay, CFA, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Kai-Kong Chay, CFA
Portfolio Manager
John Hancock Asset Management

While the fund underperformed its benchmark during the six-month period, it posted a strong absolute return. How would you describe the market environment that led to this result?

Investors in Greater China region stocks continued to confront the reality of a slowdown in economic growth in China, the world's second-largest economy. However, expanded stimulus measures and accommodative monetary policies served to lift investor sentiment, providing support for equity prices. China's government reported that GDP expanded by 7.4% in 2014, the slowest pace in more than two decades, and the 7.0% annualized growth rate during the first three months of 2015 was the slowest quarterly result in six years. Economic data released during the period was mostly disappointing, fueling concerns about deflationary pressures, and China's real estate market remained sluggish.

In response to these trends, China's government implemented further stimulus measures to encourage infrastructure development, and its central bank took additional steps to ease monetary policies. The People's Bank of China cut interest rates twice during the six-month period, lowered the minimum downpayment requirement for second home buyers, and reduced the amount of cash that lenders must set aside as reserves. These actions, as well as statements by Chinese government officials about the possible need for additional stimulus measures, helped to lift investor sentiment during the period.

Equity price appreciation was also fueled by the growing participation of retail investors in China's domestic stock market. Many of these investors began buying equities, helping to drive stock prices higher, as an alternative to investing in property development and real estate. Many investors were shut out of property and real estate as a result of a recent government crackdown on China's shadow banking system, in which lending transactions are made outside traditional bank channels, often with little or no regulatory oversight.

Investor sentiment was lifted further by the expanded access that foreign investors gained to China's stock market during the period, resulting in greater flow of capital to sustain economic growth. In November 2014, securities regulators in Hong Kong and mainland China began to implement the Shanghai-Hong Kong Stock Connect, a pilot program allowing investors outside

"Equity price appreciation was also fueled by the growing participation of retail investors in China's domestic stock market."
China to trade shares on the Shanghai Stock Exchange, while also permitting certain investors in mainland China to trade stocks listed in Hong Kong.

What about Taiwan and Hong Kong, where the fund is also invested?

Most equities in Taiwan and Hong Kong underperformed Chinese stocks, despite posting strong returns overall in absolute terms. Strength in Taiwan's information technology sector helped lift that country's market, while equities in Hong Kong were supported by the launch of the Shanghai-Hong Kong Stock Connect program and by China's monetary easing and economic stimulus initiatives.

How did the fund perform at the sector level?

Any significant over- or underweights in certain sectors are typically coincidental effects of our stock selection at the individual security level. However, there were some sectors in which our stock picking significantly detracted from or contributed to performance relative to the fund's benchmark. Overall, the fund's positions in the healthcare and utilities sectors weighed on relative results, while positions in industrials and consumer staples contributed.

Which individual holdings had the biggest negative impact on relative results?

The biggest detractor was a position in China Animal Healthcare, Ltd., a maker of vaccines for poultry and livestock. Trading of the company's stock was suspended throughout the final month of the period, at the company's request, after it failed to meet a compliance deadline to publish annual

TOP 10 HOLDINGS AS OF 4/30/15 (%)

Taiwan Semiconductor Manufacturing Company, Ltd.	5.9
Tencent Holdings, Ltd.	5.5
China Mobile, Ltd.	4.4
AIA Group, Ltd.	3.6
China Construction Bank Corp., H Shares	3.3
Bank of China, Ltd., H Shares	3.2
Industrial & Commercial Bank of China, Ltd., H Shares	3.0
China Resources Land, Ltd.	2.7
Ping An Insurance Group Company of China, Ltd., H Shares	2.2
Hong Kong Exchanges & Clearing, Ltd.	2.1
TOTAL	35.9
As a percentage of net assets.
Cash and cash equivalents are not included.

"We continue to look for equity opportunities in industries within China that we believe have strong economic prospects as a result of structural shifts in China's economy and government initiatives to encourage development."
financial results for 2014. The company attributed this failure to a delay in completing an audit of its financial statements.

A position in Galaxy Entertainment Group, Ltd., a Hong Kong-based operator and owner of casino resorts in Macau, also weighed on overall results. Galaxy's shares fell sharply after revenue from gambling operations fell short of expectations, in part as a result of an anti-graft crackdown by Chinese authorities that has weighed on gambling activity in Macau. The slowdown in the Chinese economy has further slowed the industry.

Other positions that significantly weighed on the fund's relative performance were Hanergy Thin Film Power Group, Ltd., China Life Insurance Company, Ltd., and Sound Global, Ltd. We sold the fund's position in Hanergy Thin Film Power Group prior to the end of the period.

Which holdings stood out as strong performers?

The biggest relative contribution came from a position in China Communications Construction Company, Ltd., a China-based infrastructure construction firm. The company's shares surged as prospects for development of roads, bridges, railways, and other infrastructure improved as the Chinese government encouraged development intended to expand trade with nations in central Asia and other regions.

Another strong contributor was a position in China Taiping Insurance Holdings Company, Ltd., a China-based underwriter of life insurance and property and casualty insurance. China Taiping's shares rose sharply as its insurance sales increased faster than the industry average by a wide

COUNTRY COMPOSITION AS OF 4/30/15 (%)

China	43.7
Hong Kong	31.4
Taiwan	23.5
Macau	0.6
As a percentage of net assets.
Cash and cash equivalents are not included.

margin. We sold the fund's position in the company during the period after the stock's price rose to a level that we believe reflected its fair value.

Other notable contributors included positions in China Resources Land, Ltd. (Hong Kong), Sinosoft Technology Group, Ltd. (China), and China Eastern Airlines Corp., Ltd.

How was the fund positioned at the end of the period?

The fund was slightly overweight in China relative to the benchmark, in part as a result of our expectation that the country's equity market will continue to be supported by the Chinese government's accommodative monetary policies and economic stimulus. However, we are mindful that the strong gains in China's equity market during the period increased valuations of many stocks to levels approaching what we consider to represent fair values, leaving less room for potential further appreciation in prices of these stocks.

We continue to look for equity opportunities in industries within China that we believe have strong economic prospects as a result of structural shifts in China's economy and government initiatives to encourage development. These industries include e-commerce, environmental protection, pharmaceuticals, and property development.

MANAGED BY

Kai-Kong Chay, CFA On the fund since 2011 Investing since 1997
Ronald Chan, CFA On the fund since 2011 Investing since 1995

The views expressed in this report are exclusively those of Kai-Kong Chay, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2015

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		6-month	5-year	Since inception
Class A	21.39	7.65	11.54	[1]	12.63	44.58	194.70	[1]
Class B	21.69	7.56	11.26	[1]	13.08	43.95	187.35	[1]
Class C	25.68	7.87	11.26	[1]	17.13	46.04	187.39	[1]
Class I2	28.18	9.11	12.40	[1]	18.76	54.66	217.81	[1]
Class NAV[2,3]	28.34	9.31	6.86	[3]	18.84	56.05	73.89	[3]
Index†	32.91	9.69	10.86	[1]	19.12	58.82	177.27	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class NAV
Gross (%)	1.80	2.50	2.50	1.49	1.36
Net (%)	1.74	2.44	2.44	1.34	1.30

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI Golden Dragon Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Greater China Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI Golden Dragon Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	6-9-05	28,735	28,735	27,727
Class C4	6-9-05	28,739	28,739	27,727
Class I2	6-9-05	31,781	31,781	27,727
Class NAV[2]	12-28-06	17,389	17,389	18,574

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following Indexes: China, Hong Kong, and Taiwan.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	From 6-9-05.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 12-28-06.
4	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,185.60	$9.27	1.71%
Class B	1,000.00	1,180.80	13.57	2.51%
Class C	1,000.00	1,181.30	13.58	2.51%
Class I	1,000.00	1,187.60	7.27	1.34%
Class NAV	1,000.00	1,188.40	6.78	1.25%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2014, with the same investment held until April 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2014	Ending value on 4-30-2015	Expenses paid during period ended 4-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.30	$8.55	1.71%
Class B	1,000.00	1,012.30	12.52	2.51%
Class C	1,000.00	1,012.30	12.52	2.51%
Class I	1,000.00	1,018.10	6.71	1.34%
Class NAV	1,000.00	1,018.60	6.26	1.25%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Fund's investments

As of 4-30-15 (unaudited)
	Shares	Value
Common stocks 99.2%		$87,621,084
(Cost $64,135,632)
China 43.7%		38,639,526
Baidu, Inc., ADR (I)	3,435	687,958
Bank of China, Ltd., H Shares	4,096,000	2,806,591
Byd Company, Ltd., H Shares	155,500	939,432
CAR, Inc. (I)	343,000	810,704
CGN Power Company, Ltd., H Shares (I)(S)	1,411,000	789,551
China Animal Healthcare, Ltd.	1,590,000	1,066,763
China Communications Construction Company, Ltd., H Shares	1,001,000	1,820,673
China Construction Bank Corp., H Shares	3,035,000	2,946,179
China Eastern Airlines Corp., Ltd., H Shares (I)	956,000	738,204
China Life Insurance Company, Ltd., H Shares	307,000	1,489,958
China Merchants Bank Company, Ltd., H Shares	292,500	877,980
China Oilfield Services, Ltd., H Shares	484,000	993,749
China Pacific Insurance Group Company, Ltd., H Shares	116,000	628,750
China Petroleum & Chemical Corp., H Shares	958,000	904,128
China Shipping Container Lines Company, Ltd., H Shares (I)	577,000	325,399
CNOOC, Ltd.	496,000	845,785
Dalian Wanda Commercial Properties Company, Ltd., H Shares (I)(S)	85,200	698,618
GF Securities Company, Ltd., H Shares (I)	266,400	843,827
GOME Electrical Appliances Holdings, Ltd.	2,470,000	632,742
Huadian Power International Corp., H Shares	718,000	794,944
Industrial & Commercial Bank of China, Ltd., H Shares	3,095,500	2,685,225
JD.com, Inc., ADR (I)	17,541	588,676
Kingsoft Corp., Ltd.	218,000	852,236
PetroChina Company, Ltd., H Shares	1,002,000	1,292,343
PICC Property & Casualty Company, Ltd., H Shares	383,520	849,700
Ping An Insurance Group Company of China, Ltd., H Shares	137,500	1,966,420
Shanghai Haohai Biological Technology Company, Ltd., H Shares (I)(S)	10,400	78,363
Sinosoft Technology Group, Ltd.	1,300,000	968,092
Sound Global, Ltd. (I)	665,000	390,392
Sunac China Holdings, Ltd.	730,000	959,909
Tencent Holdings, Ltd.	234,800	4,846,007
Wisdom Holdings Group	1,743,000	1,520,228

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong 31.4%		$27,696,753
AIA Group, Ltd.	474,000	3,152,325
BOC Hong Kong Holdings, Ltd.	334,000	1,295,492
Cheung Kong Infrastructure Holdings, Ltd.	135,000	1,143,637
China Everbright International, Ltd.	696,000	1,297,869
China Gas Holdings, Ltd.	370,000	653,733
China Merchants Holdings International Company, Ltd.	240,000	1,088,800
China Mobile, Ltd.	273,500	3,906,479
China Resources Land, Ltd.	656,666	2,382,521
China Unicom Hong Kong, Ltd.	458,000	860,183
CK Hutchison Holdings, Ltd.	65,000	1,409,991
Cowell e Holdings, Inc. (I)	782,000	545,848
Galaxy Entertainment Group, Ltd.	214,000	1,028,458
Guangdong Investment, Ltd.	362,000	539,801
Hong Kong Exchanges & Clearing, Ltd.	49,000	1,867,891
Hutchison Whampoa, Ltd.	120,000	1,764,206
Ju Teng International Holdings, Ltd.	1,002,000	628,413
New World Development Company, Ltd.	949,000	1,258,717
Sino Biopharmaceutical, Ltd.	608,000	694,140
Sun Hung Kai Properties, Ltd.	76,000	1,262,247
Vinda International Holdings, Ltd.	410,000	916,002
Macau 0.6%		518,517
Sands China, Ltd.	127,200	518,517
Taiwan 23.5%		20,766,288
Advanced Semiconductor Engineering, Inc.	257,000	364,458
Advantech Company, Ltd.	77,000	634,307
Aerospace Industrial Development Corp. (I)	336,000	486,749
Casetek Holdings, Ltd.	118,000	716,274
Catcher Technology Company, Ltd.	55,000	643,602
China Life Insurance Company, Ltd.	544,000	575,853
CTBC Financial Holding Company, Ltd.	1,259,109	980,057
Delta Electronics, Inc.	159,000	956,777
Everlight Electronics Company, Ltd.	342,000	790,645
Far Eastern New Century Corp.	577,000	633,783
Formosa Chemicals & Fibre Corp.	438,000	1,116,095
Hermes Microvision, Inc.	15,000	1,054,766
Hon Hai Precision Industry Company, Ltd.	297,960	892,821
Johnson Health Tech Company, Ltd.	236,000	610,836
Largan Precision Company, Ltd.	9,000	901,854
Lotes Company, Ltd.	155,000	639,659
Novatek Microelectronics Corp.	118,000	616,743
President Chain Store Corp.	60,000	444,010
Quanta Computer, Inc.	219,000	549,453
Sunspring Metal Corp.	350,000	681,431

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Taiwan (continued)
Taiwan Mobile Company, Ltd.	182,000	$641,195
Taiwan Semiconductor Manufacturing Company, Ltd.	1,076,089	5,180,585
Tung Thih Electronic Company, Ltd.	144,000	654,335
Total investments (Cost $64,135,632)† 99.2%		$87,621,084
Other assets and liabilities, net 0.8%		$671,146
Total net assets 100.0%		$88,292,230

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $64,409,616. Net unrealized appreciation aggregated $23,211,468, of which $24,770,123 related to appreciated investment securities and $1,558,655 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $64,135,632)	$87,621,084
Cash	152,253
Foreign currency, at value (Cost $178,873)	178,862
Receivable for investments sold	1,723,717
Receivable for fund shares sold	139,387
Dividends receivable	22,424
Other receivables and prepaid expenses	49,532
Total assets	89,887,259
Liabilities
Payable for investments purchased	1,433,542
Payable for fund shares repurchased	41,828
Payable to affiliates
Transfer agent fees	13,699
Distribution and service fees	45,812
Other liabilities and accrued expenses	60,148
Total liabilities	1,595,029
Net assets	$88,292,230
Net assets consist of
Paid-in capital	$61,080,599
Accumulated distributions in excess of net investment income	(721,043)
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,448,856
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	23,483,818
Net assets	$88,292,230

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($54,592,254 ÷ 2,252,396 shares)[1]	$24.24
Class B ($3,264,991 ÷ 139,343 shares)[1]	$23.43
Class C ($10,107,845 ÷ 431,304 shares)[1]	$23.44
Class I ($5,889,919 ÷ 243,665 shares)	$24.17
Class NAV ($14,437,221 ÷ 589,864 shares)	$24.48
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$25.52

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Dividends	$165,926
Less foreign taxes withheld	(8,521)
Total investment income	157,405
Expenses
Investment management fees	380,123
Distribution and service fees	133,392
Accounting and legal services fees	3,877
Transfer agent fees	37,779
Trustees' fees	955
State registration fees	32,894
Printing and postage	8,982
Professional fees	22,042
Custodian fees	38,754
Registration and filing fees	17,876
Other	4,207
Total expenses	680,881
Less expense reductions	(16,099)
Net expenses	664,782
Net investment loss	(507,377)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	4,513,139
4,513,139
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	9,559,058
9,559,058
Net realized and unrealized gain	14,072,197
Increase in net assets from operations	$13,564,820

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	($507,377)	$791,533
Net realized gain	4,513,139	6,350,775
Change in net unrealized appreciation (depreciation)	9,559,058	(2,906,766)
Increase in net assets resulting from operations	13,564,820	4,235,542
Distributions to shareholders
From net investment income
Class A	(549,375)	(351,058)
Class B	(13,558)	—
Class C	(27,471)	—
Class I	(55,637)	(14,936)
Class NAV	(190,974)	(12,022)
From net realized gain
Class A	(3,934,001)	(370,296)
Class B	(339,402)	(62,772)
Class C	(777,489)	(86,761)
Class I	(306,074)	(9,751)
Class NAV	(1,012,052)	(7,444)
Total distributions	(7,206,033)	(915,040)
From fund share transactions	5,013,879	6,961,268
Total increase	11,372,666	10,281,770
Net assets
Beginning of period	76,919,564	66,637,794
End of period	$88,292,230	$76,919,564
Undistributed (accumulated distributions in excess of) net investment income	($721,043)	$623,349

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$22.73		$21.70	$17.99	$16.90	$20.24	$17.33
Net investment income (loss)[2]	(0.14)		0.24	0.12	0.06	0.14	0.08
Net realized and unrealized gain (loss) on investments	3.83		1.13	3.65	1.18	(3.41)	2.94
Total from investment operations	3.69		1.37	3.77	1.24	(3.27)	3.02
Less distributions
From net investment income	(0.27)		(0.16)	(0.06)	(0.15)	(0.07)	(0.11)
From net realized gain	(1.91)		(0.18)	—	—	—	—
Total distributions	(2.18)		(0.34)	(0.06)	(0.15)	(0.07)	(0.11)
Net asset value, end of period	$24.24		$22.73	$21.70	$17.99	$16.90	$20.24
Total return (%)[3,4]	18.56	[5]	6.39	21.01	7.51	(16.24)	17.46
Ratios and supplemental data
Net assets, end of period (in millions)	$55		$47	$46	$44	$53	$80
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	[6]	1.71	1.74	1.80	1.67	1.73
Expenses including reductions	1.71	[6]	1.71	1.74	1.80	1.67	1.70
Net investment income (loss)	(1.30	) [6,7]	1.10	0.60	0.37	0.67	0.45
Portfolio turnover (%)	56		123	93	132	145	71

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.

18SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$21.93		$20.97	$17.49	$16.42	$19.76	$16.95
Net investment income (loss)[2]	(0.22)		0.01	(0.08)	(0.08)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	3.71		1.13	3.56	1.18	(3.32)	2.87
Total from investment operations	3.49		1.14	3.48	1.10	(3.34)	2.81
Less distributions
From net investment income	(0.08)		—	—	(0.03)	—	— [3]
From net realized gain	(1.91)		(0.18)	—	—	—	—
Total distributions	(1.99)		(0.18)	—	(0.03)	—	—
Net asset value, end of period	$23.43		$21.93	$20.97	$17.49	$16.42	$19.76
Total return (%)[4,5]	18.08	[6]	5.44	19.90	6.70	(16.90)	16.58
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$5	$8	$9	$11	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	2.72	[7]	2.67	2.67	2.61	2.46	2.49
Expenses including reductions	2.51	[7]	2.59	2.67	2.61	2.46	2.45
Net investment income (loss)	(2.10	) [7,8]	0.06	(0.39)	(0.45)	(0.11)	(0.31)
Portfolio turnover (%)	56		123	93	132	145	71

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.

SEE NOTES TO FINANCIAL STATEMENTS19

Class C Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$21.92		$20.96	$17.48	$16.41	$19.75	$16.94
Net investment income (loss)[2]	(0.22)		0.05	(0.05)	(0.07)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	3.72		1.09	3.53	1.17	(3.32)	2.86
Total from investment operations	3.50		1.14	3.48	1.10	(3.34)	2.81
Less distributions
From net investment income	(0.07)		—	—	(0.03)	—	— [3]
From net realized gain	(1.91)		(0.18)	—	—	—	—
Total distributions	(1.98)		(0.18)	—	(0.03)	—	—
Net asset value, end of period	$23.44		$21.92	$20.96	$17.48	$16.41	$19.75
Total return (%)[4,5]	18.13	[6]	5.45	19.91	6.71	(16.91)	16.59
Ratios and supplemental data
Net assets, end of period (in millions)	$10		$9	$11	$10	$12	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	2.53	[7]	2.58	2.62	2.61	2.45	2.48
Expenses including reductions	2.51	[7]	2.57	2.62	2.61	2.45	2.44
Net investment income (loss)	(2.10	) [7,8]	0.24	(0.27)	(0.43)	(0.12)	(0.26)
Portfolio turnover (%)	56		123	93	132	145	71

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.

20SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$22.72		$21.71	$17.96	$16.82	$20.14	$17.24
Net investment income (loss)[2]	(0.10)		0.45	0.17	0.12	0.18	0.01
Net realized and unrealized gain (loss) on investments	3.81		1.01	3.69	1.20	(3.41)	3.02
Total from investment operations	3.71		1.46	3.86	1.32	(3.23)	3.03
Less distributions
From net investment income	(0.35)		(0.27)	(0.11)	(0.18)	(0.09)	(0.13)
From net realized gain	(1.91)		(0.18)	—	—	—	—
Total distributions	(2.26)		(0.45)	(0.11)	(0.18)	(0.09)	(0.13)
Net asset value, end of period	$24.17		$22.72	$21.71	$17.96	$16.82	$20.14
Total return (%)[3]	18.76	[4]	6.79	21.57	8.01	(16.12)	17.61
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$4	$1	$1	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	[5]	2.14	2.79	2.74	2.02	1.83
Expenses including reductions	1.34	[5]	1.34	1.31	1.39	1.53	1.57
Net investment income (loss)	(0.94	) [5,6]	2.02	0.85	0.73	0.87	0.08
Portfolio turnover (%)	56		123	93	132	145	71

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.

SEE NOTES TO FINANCIAL STATEMENTS21

Class NAV Shares Period ended	4-30-15	[1]	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$22.98		$21.95	$18.18	$17.07	$20.42	$17.47
Net investment income (loss)[2]	(0.09)		0.62	0.23	0.15	0.26	0.20
Net realized and unrealized gain (loss) on investments	3.86		0.87	3.67	1.21	(3.47)	2.96
Total from investment operations	3.77		1.49	3.90	1.36	(3.21)	3.16
Less distributions
From net investment income	(0.36)		(0.28)	(0.13)	(0.25)	(0.14)	(0.21)
From net realized gain	(1.91)		(0.18)	—	—	—	—
Total distributions	(2.27)		(0.46)	(0.13)	(0.25)	(0.14)	(0.21)
Net asset value, end of period	$24.48		$22.98	$21.95	$18.18	$17.07	$20.42
Total return (%)[3]	18.84	[4]	6.88	21.53	8.20	(15.82)	18.17
Ratios and supplemental data
Net assets, end of period (in millions)	$14		$12	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	[5]	1.25	1.28	1.24	1.14	1.11
Expenses including reductions	1.25	[5]	1.24	1.27	1.24	1.14	1.11
Net investment income (loss)	(0.84	) [5,6]	2.80	1.12	0.87	1.30	1.08
Portfolio turnover (%)	56		123	93	132	145	71

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Recognition of net investment income by the fund is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.

22SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Greater China Opportunities Fund (the fund) is a series of John Hancock Investment Trust III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
China	$38,639,526	$1,276,634	$35,905,737	$1,457,155
Hong Kong	27,696,753	—	27,696,753	—
Macau	518,517	—	518,517	—
Taiwan	20,766,288	—	20,766,288	—
Total investments in securities	$87,621,084	$1,276,634	$84,887,295	$1,457,155

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available due to the increased market activity of these securities.

Investments in securities	Common stocks
Balance as of 10-31-14	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	($627,266)
Purchases	152,662
Sales	—
Transfers into Level 3	1,931,759
Transfers out of Level 3	—
Balance as of 4-30-15	$1,457,155
Change in unrealized at period end*	($627,266)

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below:

	Fair value at 4-30-15	Valuation technique	Unobservable Inputs	Input/Range
Common Stocks	$1,066,763	Market Approach	Prior / recent transactions	$5.20
	390,392	Market Approach	Prior / recent transactions Discount for lack of marketability	$0.90 35%
	$1,457,155

A change to unobservable inputs of the fund's Level 3 securities may result in changes to the fair value measurement, as follows:

Unobservable input	Impact to valuation if input increases	Impact to valuation if input decreases
Prior / recent transactions	Increase	Decrease
Discount for lack of marketability	Decrease	Increase

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2015 were $243. For the six months ended April 30, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through February 28, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $1 billion of the fund's average daily net assets; (b) 0.95% of the next $1 billion of the fund's average daily net assets and (c) 0.90% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to Class I shares to limit expenses for the class, to the extent that expense exceed 1.34% of average annual assets of the class. Expenses exclude taxes, brokerage commission, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and short dividend expense. The current limitation expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective March 1, 2015, the Advisor has contractually agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund's expenses exceed 0.30% of average annual net assets, on an annualized basis. Expenses means all the expense of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agent fees and services fees, borrowing costs, prime brokerage fees, acquired fund fees and expense paid indirectly, and short dividend expense. The current limitation will continue in effect until February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average annual net assets attributable to Class B shares.

For the six months ended April 30, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$3,590	Class I	$7,144
Class B	3,713	Class NAV	962
Class C	690	Total	$16,099

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.96% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2015, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $18,992 for the six months ended April 30, 2015. Of this amount, $3,110 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $14,828 was paid as sales commissions to broker-dealers and $1,054 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2015, CDSCs received by the Distributor amounted to $35, $3,431 and $212 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$70,399	$28,126	$5,653	$3,916
Class B	18,175	2,136	5,525	659
Class C	44,818	5,365	5,525	955
Class I	—	2,152	6,093	278
Class NAV	—	—	—	—
Total	$133,392	$37,779	$22,796	$5,808

Effective March 1, 2015, state registrations fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period March 1, 2015 to April 30, 2015, state registration fees and printing and postage amounted to $10,098 and $3,174, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2015 and for the year ended October 31, 2014 were as follows:

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	249,378	$5,616,632	423,854	$9,505,011
Distributions reinvested	218,197	4,259,199	31,480	690,666
Repurchased	(295,464)	(6,441,373)	(507,463)	(11,254,939)
Net increase (decrease)	172,111	$3,434,458	(52,129)	($1,059,262)

		Six months ended 4-30-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class B shares
Sold	2,144	$46,604	3,418	$73,910
Distributions reinvested	17,493	330,973	2,566	54,723
Repurchased	(94,137)	(1,969,459)	(159,719)	(3,415,247)
Net decrease	(74,500)	($1,591,882)	(153,735)	($3,286,614)
Class C shares
Sold	37,093	$783,708	44,713	$960,086
Distributions reinvested	35,331	668,812	3,334	71,082
Repurchased	(59,011)	(1,253,006)	(134,998)	(2,904,809)
Net increase (decrease)	13,413	$199,514	(86,951)	($1,873,641)
Class I shares
Sold	130,504	$2,778,729	134,058	$2,976,018
Distributions reinvested	11,787	229,129	847	18,506
Repurchased	(58,958)	(1,239,095)	(29,178)	(643,007)
Net increase	83,333	$1,768,763	105,727	$2,351,517
Class NAV shares
Sold	—	—	511,694	$11,342,767
Distributions reinvested	61,129	$1,203,026	881	19,466
Repurchased	—	—	(23,883)	(532,965)
Net increase	61,129	$1,203,026	488,692	$10,829,268
Total net increase	255,486	$5,013,879	301,604	$6,961,268

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on April 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $43,176,711 and $45,662,085, respectively, for the six months ended April 30, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At April 30, 2015, the following fund had an affiliated ownership of 5% or more of the fund's net assets: John Hancock Funds II Lifestyle Aggressive Portfolio-16.4%.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company+
Citibank, N.A.ˆ

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15
+Through 5-29-15
ˆEffective 6-1-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Greater China Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230735	08SA 4/15 6/15

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)    Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust III

By:

/s/ Andrew Arnott

______________________________

Andrew Arnott

President

Date:    June 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

______________________________

Andrew Arnott

President

Date:   June 17, 2015

By:

/s/ Charles A. Rizzo

______________________________

Charles A. Rizzo

Chief Financial Officer

Date:    June 17, 2015